UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
July 21, 2014

EXTREME NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

145 Rio Robles
San Jose, California 95134

(Address of principal executive offices)

Registrant's telephone number, including area code:
(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 21, 2013 Extreme Networks issued a press release announcing certain preliminary financial estimates for the quarter ended June 30, 2014 as well as providing updated guidance for the Company's financial model. A copy of the press release is attached hereto as Exhibit 99.1 and the information regarding financial results and disclosures related to the financial results is incorporated herein by reference in its entirety.

The information in Item 2.02 of this Current Report on Form 8-K, including the press release filed as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by Extreme Networks with the Securities and Exchange Commission, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference to this Item 2.02 and Exhibit 99.1 in such filing.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated July 21, 2014.